UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2021

Petco Health and Wellness Company, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39878	81-1005932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10850 Via Frontera

San Diego, California 92127

(Address of Principal Executive Offices)

(858) 453-7845

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	WOOF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2021, the Board of Directors (the “Board”) of Petco Health and Wellness Company, Inc. (the “Company”) increased the number of directors on the Board from ten to eleven with the one newly created directorship being allocated to Class II, effective as of such date, in accordance with the Company’s Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws. The Board appointed R. Michael Mohan to fill the newly created directorship to hold office until the next election of Class II directors and until his successor shall have been duly elected and qualified or until his earlier death, resignation, removal, retirement or disqualification. In connection with his appointment to the Board, Mr. Mohan was appointed to serve on the Audit Committee of the Board. Mr. Mohan currently serves as the President and Chief Operating Officer of Best Buy Co., Inc., a multinational consumer electronics retailer.

Mr. Mohan will participate in the Company’s standard compensation program for non-sponsor affiliated directors, as determined by the Board from time to time and described in the Company’s Registration Statement on Form S-1, which was filed with the Securities and Exchange Commission on January 15, 2021, in the section captioned “Director Compensation,” which section is incorporated by reference herein. Mr. Mohan has also entered into a standard indemnification agreement with the Company, which was previously filed as Exhibit 10.2 to the Company’s Registration Statement, dated December 3, 2020.

There are no transactions involving Mr. Mohan and the Company that require disclosure under Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Mr. Mohan and any other person pursuant to which he was selected to serve as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2021	Petco Health and Wellness Company, Inc.

	By:	/s/ Ilene Eskenazi
Ilene Eskenazi
Chief Legal Officer and Corporate Secretary